UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3310, North Tower, Zhengda Center, No. 20, Jinhe East Road, Chaoyang District Beijing, People’s Republic of China	100020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 10-59246103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed by Shineco, Inc. (the “Company”) in its Current Report on Form 8-K filed on January 4, 2023 (the “Original 8-K”), on December 30, 2022, Shineco Life Science Research Co., Ltd. (“Subsidiary”), a company established under the laws of China and indirect wholly owned subsidiary of the Company, closed the acquisition of 51% of the issued equity interests of Changzhou Biowin Pharmaceutical Co., Ltd., a company established under the laws of China (“Biowin”), pursuant to the previously announced stock purchase agreement, dated as of October 21, 2022, among Beijing Kanghuayuan Medicine Information Consulting Co., Ltd., a company established under the laws of China, Biowin, the Company and Subsidiary.

This Current Report on Form 8-K/A supplements and amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Biowin, including the audited consolidated balance sheets of Biowin as of June 30, 2022 and 2021, and the audited consolidated statements of income (loss) and comprehensive income (loss), statements of changes in equity and statements of cash flows of Biowin for each of the two years ended June 30, 2022 and 2021, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Ling Xin CPAs, dated February 27, 2023, relating to the audited consolidated financial statements of Biowin, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheet of Biowin as of December 31, 2022 and the unaudited consolidated statements of income (loss) and comprehensive income (loss), statements of changes in equity and statements of cash flows of Biowin for the six month periods ended December 31, 2022 and 2021, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements, as adjusted for the Biowin acquisition, which include the unaudited pro forma condensed combined balance sheet as of December 31, 2022, and the unaudited pro forma condensed combined statements of operations for the six month period ended December 31, 2022, and for the year ended June 30, 2022 and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference into this Item 9.01(b).

(d) Exhibits:

All exhibits are filed herewith, unless otherwise indicated.

Exhibit No.	Descriptions
23.1	Consent of Ling Xin CPAs.
99.1	Audited consolidated balance sheets of Biowin as of June 30, 2022 and 2021, and the audited consolidated statements of income (loss) and comprehensive income (loss), statements of changes in equity and statements of cash flows of Biowin for each of the two years ended June 30, 2022 and 2021, and the notes related thereto, and the Report of Independent Registered Public Accounting Firm issued by Ling Xin CPAs.
99.2	Unaudited consolidated balance sheet of Biowin as of December 31, 2022 and the unaudited consolidated statements of income (loss) and comprehensive income (loss), statements of changes in equity and statements of cash flows of Biowin for the six month periods ended December 31, 2022 and 2021, and the notes related thereto.
99.3	Unaudited pro forma condensed combined balance sheet as of December 31, 2022, and the unaudited pro forma condensed combined statements of operations for the six month period ended December 31, 2022, and for the year ended June 30, 2022 and the notes related thereto.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2023

SHINECO, INC.

By:	/s/ Jennifer Zhan
Name:	Jennifer Zhan
Title:	Chief Executive Officer